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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 2, 2007


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  1-3385                   25-0542520
  (State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)

      600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                   (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    GENERAL


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION

        On May 2, 2007, H. J. Heinz Company filed with the Pennsylvania Corporation Bureau a Statement with Respect to Shares which is attached hereto as Exhibit 3(i). The Statement with Respect to Shares authorizes a new series of Third Cumulative Preferred Stock that will be used to discharge intercompany debt.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits


Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                     Description of Exhibit
---------------                     ----------------------
3(i)                                H.J. Heinz Company Statement with Respect to
                                    Shares dated May 2, 2007


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Arthur B. Winkleblack
                                           ----------------------------------
                                           Arthur B. Winkleblack
                                           Executive Vice President and
                                           Chief Financial Officer


Dated: May 4, 2007


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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------
3(i)                                H.J. Heinz Company Statement with Respect to
                                    Shares dated May 2, 2007